Let’s take on tomorrow. Investor Presentation: Q2’25 July 2025

Let’s take on tomorrow. 2 © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED In addition to historical information, this presentation may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Customers Bancorp, Inc.’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “project,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp, Inc.’s control). Numerous competitive, economic, regulatory, legal and technological events and factors, among others, could cause Customers Bancorp, Inc.’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements, including: a continuation of the recent turmoil in the banking industry, responsive measures taken by us and regulatory authorities to mitigate and manage related risks, regulatory actions taken that address related issues and the costs and obligations associated therewith, such as the FDIC special assessments; the potential for negative consequences resulting from regulatory violations, investigations and examinations, including potential supervisory actions, the assessment of fines and penalties, the imposition of sanctions, the need to undertake remedial actions and possible damage to our reputation; effects of competition on deposit rates and growth, loan rates and growth and net interest margin; failure to identify and adequately and promptly address cybersecurity risks, including data breaches and cyberattacks; public health crises and pandemics and their effects on the economic and business environments in which we operate; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and military conflicts, including the war between Russia and Ukraine and ongoing conflict in the Middle East, which could impact economic conditions in the United States; the impact that changes in the economy have on the performance of our loan and lease portfolio, the market value of our investment securities, the demand for our products and services and the availability of sources of funding; the effects of actions by the federal government, including the Board of Governors of the Federal Reserve System and other government agencies, that affect market interest rates and the money supply; actions that we and our customers take in response to these developments and the effects such actions have on our operations, products, services and customer relationships; higher inflation and its impacts; the effects of changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs on its trading partners; and the effects of any changes in accounting standards or policies. Customers Bancorp, Inc. cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31, 2024, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Customers Bancorp, Inc. does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on behalf of Customers Bank, except as may be required under applicable law. Forward-Looking Statements

Let’s take on tomorrow. 3 © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Customers Bancorp Franchise Customers Bancorp, Inc. NYSE: CUBI FTE Employees 809 Total Assets $22.6B Data as of 6/30/2025 41 Banking Industry Benchmark1 73 Customers Bank Net Promoter Score Measuring business customer satisfaction and loyalty Community Banking Serves small and medium sized businesses and individuals • Regional Community C&I • Multifamily and Investment CRE • SBA • Residential Mortgages Corporate and Specialized Banking Serves sophisticated business customers • Commercial Banking Teams • Venture Banking • Fund Finance • Healthcare • Real Estate Specialty Finance • Financial Institutions Group • Equipment Finance • Mortgage Finance Digital Banking Serves businesses and individuals through products and services delivered through digital channels Commercial: • Transaction Banking (Payments & Treasury Services, cubiX) • Fintech Banking Consumer: • Personal Loans • Checking & Savings 1. The Qualtrics U.S. Banking Relational Net Promoter® Score (NPS®) benchmark is derived from Qualtrics' vast Customer Experience dataset. The dataset includes 2022-2023 anonymized results from 50+ U.S. banking organizations, covering 80+ separate relationship surveys, and encompassing 400,000 individual survey respondents.

Built to Last: Core Tenets

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Customers Bank's 3 Core Tenets

① Clear Strategic Direction

Place the Client at the Center of Everything We Do:

Aligning **our Clients' objectives** with our own allows us to successfully execute **our strategic priorities.**

1. **Deliver personal, high-touch** service through a **single point of contact** model
2. **Client-centric and entrepreneurial culture** continues to drive franchise value
3. **Differentiated platform** and unique culture consistently attract **top talent**

Client-Centric Focus

Single Point of Contact

Consistent Recruiter of Top Talent

② Key Financial Performance Drivers

Deliver Solid Financial Results across the Organization:

CUBI has transformed itself into a **leading diversified tech-forward bank.**



Revenue
$ millions
15%[2]
$358
$715
2019
2024



Core EPS[1]
per share
20%[2]
$2.28[3]
$5.60
2019
2024



TBV per Share[1]
$
16%[2]
$26.17[4]
$54.08[4]
2019
2024

#1[5] 5 Year Core EPS CAGR

#1[5] 5 Year TBVPS CAGR

Top 5[5] 5 Year Revenue CAGR

③ Strong Risk Management

Enhance the Bank's Risk Framework and Infrastructure:

Strategically enhancing our risk management infrastructure and compliance practices with a goal to **exceed expectations** and position risk management as a **competitive advantage.**

1. **The Right** People
2. **Strategic** Technology
3. **Strong** Processes & Controls

Implementation

Sustainability

Continued Investment in CUBI

1. Non-GAAP measure, refer to appendix for reconciliation
2. CAGR from FY2019 to FY2024
3. Originally reported 2019 Core EPS of $2.28 which was recast to $2.35 to reflect the results of discontinued operations
4. Inclusive of impact of AOCI mark-to-market; Q4'19 and Q4'24 AOCI impact of $(0.04) and $(3.08) per share, respectively
5. Based on publicly traded US bank holding companies with assets between $20 billion and $100 billion with reported YE 2019 and YE 2024 financial data

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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Q2'25 Key Accomplishments

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Accretive Deposit Performance

Continued momentum on deposit transformation with approximately $300 million of deposit growth from new banking teams[1]

More than $350 million[2] estimated reduction in brokered deposits QoQ

Solid Loan Growth

8% annualized loan growth and pipelines remaining strong

Measured growth from diversified verticals across the franchise

Net Interest Income (NII) & Net Interest Margin (NIM)

NIM expansion of 14 bps QoQ

NII and NIM growth driven by loan growth, well managed deposit costs, and balance sheet optimization

Positive Operating Leverage

Efficiency Ratio improved QoQ with revenue growth outpacing non-interest expense growth

Core non-interest expense[3] as percent of average assets is one of the lowest among regional bank peers[4]

Tangible Book Value Growth

Tangible book value per share crossed $56 per share[3]

Tangible book value per share CAGR of 15% over the last five+ years[3,5]

Maintaining Superior Credit Quality

NPA ratio remains at low level of 27 bps, lower than regional bank peer[4] median

Reserves to NPLs strong at 518%

Net charge off ratio declined to 35 bps

Strong Capital & Liquidity

CET1 remains in excess of our target of ~11.5%

TCE/TA[3] increased 20 bps to 7.9%

Immediately available liquidity to uninsured deposits is 150%[6]

Loan to deposit ratio at low level of 81%

1. Includes commercial banking teams hired since Q2'23
2. Brokered deposits as of June 30, 2025 are estimated
3. Non-GAAP measure, refer to appendix for reconciliation
4. 2025 proxy peers that have reported earnings data before July 24, 2025
5. Q4'2019 to Q2'2025
6. Uninsured deposits (estimate) of $7.4 billion to be reported on the Bank's call report, less deposits of $1.6 billion collateralized by standby letters of credit from the FHLB and from our affiliates of $116.0 million

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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6 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Q2’25 (vs. Q1’25) Profitability Balance Sheet Credit 3.27% vs. 3.13% NIM $22.6B +1% Total Assets 0.27% +1 bps NPA Ratio $15.4B +2% Total Loans and Leases $28.4M -35% NPLs Financial Highlights - GAAP Highlights Q2’25 EARNINGS REVIEW Total Deposits $19.0B +0% Reserves to NPLs 518% vs. 324% $1.73 Diluted EPS $55.8M Net Income ROCE 12.8% ROAA 1.09% vs. 0.23%

7 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Q2’25 (vs. Q1’25) Profitability Balance Sheet Credit 3.27% vs. 3.13% NIM $22.6B +1% Total Assets 0.27% +1 bps NPA Ratio $15.4B +2% Total Loans and Leases $28.4M -35% NPLs Financial Highlights - Core Highlights Q2’25 EARNINGS REVIEW Total Deposits $19.0B +0% Reserves to NPLs 518% vs. 324% $1.80 Core EPS1,2 $58.1M Core Earnings1,2 Core ROCE1,2 13.3% Core ROAA1,2 1.10% vs. 0.97% 1. Excludes loss on redemption of preferred stock of $1.9 million, pre-tax losses on investment securities of $1.8 million, loan program termination fees of $1.0 million and unrealized gain on loans held for sale of $0.3 million. 2. Non-GAAP measure, refer to appendix for reconciliation Core PTPP ROAA1,2 1.83% vs. 1.70%

8 © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. Total Deposits $ billions Continued Execution of Deposit Franchise Transformation Average cost of deposits 2.85% ACCRETIVE DEPOSIT PERFORMANCE $4.5 $5.9 $7.3 Q2’24 $4.7 $5.6 $7.8 Q3’24 $5.6 $5.6 $7.7 Q4’24 $5.6 $5.1 $8.2 Q1’25 $5.5 (29%) $4.9 $8.6 Q2’25 $17.7 $18.1 $18.8 $18.9 $19.0 Non-Interest Bearing DDA Interest Bearing DDA Non-DDA New Banking Team Deposits2 $ billions 1. Brokered deposits as of June 30, 2025 are estimates 2. Includes commercial banking teams hired since Q2’23; Q1’23 included existing venture banking team Commercial Client Deposit Accounts • New banking teams hired since Q2’23 continued deposit gathering momentum with approximately $300 million of growth in the quarter • Reduced brokered deposits by more than an estimated $350 million1 QoQ or $1 billion1 in the last 12 months • Continue to recruit top banking talent with 3 new teams joining Customers Bank this year 11,092 12,568 13,595 13,769 15,383 20,401 21,828 2019 2020 2021 2022 2023 2024 Q2 2025 ~60%+ $0.1 $0.9 $1.4 $1.7 $2.1 $2.4 Q1’23 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 ~$2.3+ bn New Banking Teams Percent of CUBI Deposits 13%1%

ACCRETIVE DEPOSIT PERFORMANCE

cubiX Delivers Industry Leading Mission Critical Payments Platform

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***cubiX** is the Bank-built platform that powers real-time payment capabilities for commercial clients, including the digital assets ecosystem*

cubiX Launch

Real-time, 24/7/365 Payment Capabilities

In Q4'24, Customers Bank launched the **cubiX** platform, transitioning clients from prior network to its **Bank-developed proprietary technology stack,** which in addition to commercial payment services, provides an on and off ramp for institutional customers looking to transact in the digital assets ecosystem

Trillion Dollar Network

A **new category of financial infrastructure** is processing **over a trillion dollars a year**

2024 Annual Payment Volume


$ trillions
$1.8
$1.7
$1.5
$1.3
$0.6
$0.2
$0.0
American Express¹
Visa (Commercial)²
cubiX³
Mastercard (Commercial)⁴
Discover Global Network⁵
RTP Network⁶
FedNow Service⁷

Regulatory Developments

The **GENIUS Act** establishes a regulatory framework that will promote **transparency, trust, and clarity** for institutions, who will now gravitate to **cubiX's** 24/7 network to move real-time digital cash

Powering the Digital Economy

cubiX is built with a **robust API**, settles transactions in **U.S. dollars**, and is **fully connected** to the traditional financial infrastructure

Customers Bank has created a **stable and sustainable** platform for its **highly institutional client base**

1. Source: American Express 2024 Annual Report pg. 44. Represents total 'network volumes', or American Express billed business and processed volumes; Commercial volume is not publicly available – this amount is the aggregation of consumer and commercial volume.
2. Source: Visa 2025 Investor Day Presentation pg. 18. Represents commercial payments volume; consumer volume is not included. Combined commercial and consumer payment volume for 2024 was $13.2 trillion.
3. Source: Customers Bank. The network was previously referred to as CBIT before cubiX launch in Q4'24. Includes Internal Transfer Activity and Wire Transfers from cubiX/CBIT Client Base.
4. Source: Mastercard Form 10-K 2024 pg. 7. Represents Commercial Credit and Debit under Mastercard-branded Programs (excludes Maestro and Cirrus cards and volume); consumer volume is not included. Combined commercial and consumer payment volume for 2024 was $9.8 trillion.
5. Source: Discover Global Network Form 10-K 2024 pg. 58. Represents PULSE Network, Network Partners, Diners Club, Discover Network; Commercial volume is not publicly available – this amount is the aggregation of consumer and commercial volume.
6. Source: The Clearing House "Skyrocketing RTP® Network Growth Sets Stage for 2025". Represents Payment value on the network.
7. Source: Federal Reserve FedNow Service – Quarterly Statistics. Represents Value of Settled Payments.

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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ROBUST LOAN GROWTH

Strong Loan Growth With Diversified Contributions Across The Franchise

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Loans - HFI

$ billions

- HFI loan growth of $319 million QoQ or 8% annualized
- 16% YoY HFI loan growth led by corporate and specialized banking verticals
- Strong pipeline diversified across business units creating continued opportunity for growth with holistic relationships


7.17%
6.99%
6.78%
6.57%
6.61%
Yield on Loans
$13.3
$0.8
$5.5
$7.0
$13.8
$0.7
$5.7
$7.4
$14.4
$0.7
$5.8
$7.9
$15.1
$0.9
$5.9
$8.2
$15.4
$0.8
$5.9
$8.7
+16%
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Corporate & Specialized Banking
Community Banking
Consumer Installment HFI

QoQ Loan Growth[1] by Verticals

$ millions

- Top growth verticals included mortgage finance, fund finance, healthcare, equipment finance, and venture banking
- Diversified loan growth focused on adding franchise value


Mortgage Finance
$148
Fund Finance
$144
Healthcare
$130
Equipment Finance
$35
Venture Banking
$28
Commercial Banking Teams
$14
Other²
-$42
Consumer Installment HFI
-$64
CRE³
-$74
Total Loan Growth
$319

1. HFI loan growth
2. Includes Regional Community Banking C&I, Real Estate Specialty Finance, Mortgages, SBA, Financial Institution Group, PPP
3. Includes Investment CRE, Construction, and Multifamily

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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NET INTEREST INCOME & NET INTEREST MARGIN

Continued Margin Expansion in the Quarter

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Net Interest Income & Net Interest Margin
$ millions, percent


$167.7
$158.5
$167.8
$167.4
$176.7
3.29%
3.06%
3.11%
3.13%
3.27%
Q2'24[1]
Q3'24
Q4'24
Q1'25
Q2'25
Net Interest Income
NIM

Key Highlights

- Third consecutive quarter of margin expansion
- 14 basis points margin expansion in the quarter driven by higher average loan balances, increased loan yields, and balance sheet optimization
- $2.0+ billion high quality deposit pipeline driving opportunity to remix less strategic funding
- Robust loan pipeline to be converted to support interest income regardless of the rate environment

1. Positively impacted by discount accretion and prepayment income

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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OPERATIONAL EFFICIENCY AND STRATEGIC INVESTMENTS

Peer Leading Efficiency While Investing In Our Business

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Core Non-Interest Expense[1]

$ millions

- Strong core efficiency ratio[1] while continuing to invest in the franchise
- Third consecutive quarterly decline in core efficiency ratio[1] as positive operating leverage achieved



Core Efficiency Ratio
53.5%
61.7%
56.1%
52.7%
51.6%
$100.7
$103.4
$108.6
$102.8
$106.6
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25

Core Non-Interest Expense[1] / Average Assets

percent

- CUBI's core non-interest expense[1] as percent of average assets is the top quartile among regional bank peers[2]



Top Quartile (2.02%)
Median (2.15%)
1.91%
CUBI
CUBI (Q2'25)
Regional Bank Peers (Q2'25)

1. Non-GAAP measure, refer to appendix for reconciliation
2. 2025 proxy peers that have reported earnings data before July 24, 2025

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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13 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Tangible Book Value1 per share Tangible Book Value Crosses $56 Per Share 1. Non-GAAP measure, refer to appendix for reconciliation 2. CAGR from Q4’19 to Q2’25 inclusive of impact of AOCI mark-to-market; Q4’19 and Q2’25 AOCI impact of $(0.04) and $(2.26) per share, respectively 3. 2025 proxy peers that have reported earnings data before July 24, 2025 $26.17 $27.92 $37.21 $38.97 $47.61 $54.08 $56.24 2019 2020 2021 2022 2023 2024 Q2’25 +14% TANGIBLE BOOK VALUE GROWTH • Tangible book value1 per share has more than doubled since Q4’192 • 15%2 CAGR in TBV1 since Q4’192 compared to 5% for regional bank peers3 Key Highlights 15%2

14 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED ` ` 15.8% 15.4% 14.9% 14.6% 14.5% Total Risk-Based Capital percent 7.7% 7.7% 7.6% 7.7% 7.9% TCE/TA2,3 percent 1. Capital ratios are estimated pending final regulatory report 2. TCE/TA negatively impacted by 32 bps in Q2’25 due to AOCI 3. Non-GAAP measure, refer to appendix for reconciliation Strong Capital Levels Provide Significant Flexibility 12.8% 12.5% 12.1% 11.7% 12.0% CET1 Risk-Based Capital percent STRONG CAPITAL AND LIQUIDITY • Fully redeemed Series E preferred shares given strong capital position • TCE/TA3 up over 20 bps YoY inclusive of balance sheet growth, balance sheet optimization, and share repurchases • CET1 remains in excess of ~11.5% target Q2’24 Q3’24 Q4’24 8.2%2 Key Highlights AOCI Q1’25 Q2’251

15 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Commercial NCOs percent 0.23% 0.22% 0.25% 0.26% 0.27% NPAs % of Total Assets percent Credit Metrics Remain Stable 0.25% 0.24% 0.13% 0.22% 0.13% 2.74% 2.51% 2.67% 2.78% 2.50% 0.56% 0.50% 0.41% 0.48% 0.35% Consumer NCOs percent Total NCOs percent MAINTAINING SUPERIOR CREDIT QUALITY v NPAs % of Total Assets Q2’25, percent CUBI Regional Bank Peers1 0.27% 0.31% -4 bps 1. 2025 proxy peers that have reported earnings data before July 24, 2025 2. As of Q2’25; Excludes owner occupied CRE; 32% total CRE including owner occupied CRE 3. As of Q1’25; 2025 proxy peers 15% 7% 10% 30%1% 7% CUBI2 Regional Bank Peers3 25% 46% Construction Commercial Real Estate Multifamily CRE % of Loans-HFI percent V• Reserves to NPLs strong at 518% • NPA to total assets remain low at 27 bps Q2’24 Q3’24 Q4’24 Q1’25 Q2’25

16 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED 2025 Management Outlook Metrics Prior Outlook FY 2025 Core Efficiency Ratio Low-mid 50’s 5% - 9%Deposit Growth Loan Growth Net Interest Income 7% - 10% 3% - 7% Tax Rate 22% - 25% CET1 (%) 11.5% FY 2024 56% $18.8B $14.7B $654M 19% 12.1% Current Outlook FY 2025 Notes Low end of the range 8% - 11% 7% - 10%

ANALYST COVERAGE D.A. Davidson Companies Peter Winter Hovde Group David Bishop Keefe, Bruyette & Woods Inc. Kelly Motta Maxim Group LLC Michael Diana Stephens Inc. Matt Breese Raymond James Steve Moss B. Riley Securities, Inc. Hal Goetsch

APPENDIX

19 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Robust Liquidity Position Immediately Available Liquidity $ billions $3.4 $1.2 $4.0 Q1’25 $3.5 $0.9 $4.1 Q2’25 $8.7 $8.6 Cash FHLB Available Committed Capacity FRB Available Committed Capacity 1. Uninsured deposits (estimate) of $7.4 billion to be reported on the Bank’s call report, less deposits of $1.6 billion collateralized by standby letters of credit from the FHLB and from our affiliates of $116.0 million 2. 2025 proxy peers that have reported earnings data before July 24, 2025 STRONG CAPITAL AND LIQUIDITY • Immediately available liquidity to uninsured deposits1 of 150% • Total overall liquidity of $9.7 billion as of Q2’25 Loans-HFI to Deposits Q1’25, percent CUBI Regional Bank Peers2 81% 85% Borrowings % of Total Liabilities Q2’25, percent CUBI Regional Bank Peers2 7% 6%

20 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED 16% 42% 37% 5% FICO Score1 660-679 680-699 700-749 750+ 20% 31%25% 14% 7% 0% 2% 0-9.99% 10 – 19.99% 20 – 29.99% 30 – 39.99% 40 – 49.99% > 50% Unknown Geography Profession Debt to Income Ratio1 Borrower Income 15% 41% 44% <$50K $50K -$100K >$100K 19% 11% 19%27% 24% West Southwest Midwest Southeast Northeast Consumer Installment Loans – Portfolio Credit Metrics Purpose 57% 21% 17% 5% Personal Loan Specialty Home Improvement Student Loan 98% 1% 1% Non COVID-19 Impacted Segments Non-Professional Retail & Restaurants Average FICO Score1 ~739 Average DTI1 ~20% Average Borrower Income ~$106k Weighted average life of ~2.3 years Note: Data as of June 30, 2025; includes consumer installment HFS loans 1. DTI and FICO scores as of time of origination

21 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Investment Securities – AFS percent, Q2’25 Securities Portfolio Characteristics • Spot yield: 5.78% • Effective duration: 3.0 years • Floating rate securities: ~23% • Credit rating: 64% AAA with only 2% at BB Investment Securities – HTM percent, Q2’25 • Spot yield: 3.79% • Effective duration: 4.2 years • Floating rate securities: 29% • Credit rating: 54% AAA with no rated securities non- investment graded • ABS: $0.3 billion of credit enhanced asset backed securities 59% 41% MBS & CMO Credit Enhanced ABS Total: $0.9 billion 20% 13% 66% 2% Corporate ABS Other MBS & CMO Total: $1.9 billion

22 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Robust Sources of Liquidity 1. Includes CLOs Liquidity Sources ($000's) 2Q 25 1Q 25 QoQ Change Cash and Cash Equivalents $3,503,511 $3,428,691 $74,821 FHLB Available Borrowing Capacity $919,835 $1,235,992 ($316,157) FRB Available Borrowing Capacity $4,134,678 $3,986,593 $148,085 Investments (MV AFS + HTM) Agency & Non-Agency MBS & CMO $1,741,455 $1,714,380 $27,075 Corporates $366,207 $482,361 ($116,153) ABS (1) $592,030 $765,858 ($173,828) Other AFS $30,840 $33,118 ($2,278) Less: Pledged Securities HTM & AFS ($1,615,219) ($1,673,361) $58,142 Net Unpledged Securities $1,115,313 $1,322,355 ($207,042) $9,673,337 $9,973,631 ($300,294)

Allowance for Credit Losses for Loans and Leases

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($ in thousands)	June 30, 2025 Amortized Cost[1]	June 30, 2025 Allowance for Credit Losses	June 30, 2025 Lifetime Loss Rate[2]	March 31, 2025 Amortized Cost	March 31, 2025 Allowance for Credit Losses	March 31, 2025 Lifetime Loss Rate[3]
Loans and Leases Receivable:						
Commercial:						
Commercial and Industrial, including Specialized Lending	$ 7,581,855	$ 36,262	0.48 %	$ 7,244,462	$ 30,584	0.42 %
Multifamily	2,247,282	20,864	0.93 %	2,322,123	18,790	0.81 %
Commercial Real Estate Owner Occupied	1,065,006	12,514	1.18 %	1,139,126	10,780	0.95 %
Commercial Real Estate Non-Owner Occupied	1,497,385	20,679	1.38 %	1,438,906	18,058	1.25 %
Construction	98,626	2,160	2.19 %	154,647	1,264	0.82 %
Total Commercial Loans and Leases Receivable	$ 12,490,154	$ 92,479	0.74 %	$ 12,299,264	$ 79,476	0.65 %
Consumer:						
Residential Real Estate	$ 520,570	$ 6,331	1.22 %	$ 496,772	$ 6,163	1.24 %
Manufacturing Housing	30,287	3,721	12.29 %	31,775	3,800	11.96 %
Installment	678,818	44,887	6.61 %	728,009	51,637	7.09 %
Total Consumer Loans Receivable	$ 1,229,675	$ 54,939	4.47 %	$ 1,256,556	$ 61,600	4.90 %
Total Loans and Leases Receivable	$ 13,719,829	$ 147,418	1.07 %	$ 13,555,820	$ 141,076	1.04 %

1. Excludes mortgage finance and installment reported at fair value, loans held for sale
2. Utilized Moody's June 2025 baseline and adverse forecast scenario with qualitative adjustments for Q2'25 provision for credit losses
3. Utilized Moody's March 2025 baseline and adverse forecast scenario with qualitative adjustments for Q1'25 provision for credit losses

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

23

24 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Customers believes that the non-GAAP measurements disclosed within this document are useful for investors, regulators, management and others to evaluate our core results of operations and financial condition relative to other financial institutions. These non-GAAP financial measures are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in Customers' industry. These non-GAAP financial measures exclude from corresponding GAAP measures the impact of certain elements that we do not believe are representative of our ongoing financial results, which we believe enhance an overall understanding of our performance and increases comparability of our period to period results. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The non-GAAP measures presented are not necessarily comparable to non-GAAP measures that may be presented by other financial institutions. Although non-GAAP financial measures are frequently used in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results of operations or financial condition as reported under GAAP. The following tables present reconciliations of GAAP to non-GAAP measures disclosed within this document. Reconciliation of Non-GAAP Measures - Unaudited

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

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Core Earnings and Adjusted Core Earnings - Customers Bancorp

	Q2 2025		Q1 2025		Q4 2024		Q3 2024		Q2 2024		Six Months Ended June 30, 2025		Six Months Ended June 30, 2024	
(dollars in thousands, except per share data)	USD	Per share	USD	Per share	USD	Per share	USD	Per share	USD	Per share	USD	Per share	USD	Per share
GAAP net income to common shareholders	$ 55,846	$ 1.73	$ 9,523	$ 0.29	$ 23,266	$ 0.71	$ 42,937	$ 1.31	$ 54,300	$ 1.66	$ 65,369	$ 2.02	$ 100,226	$ 3.06
Reconciling items (after tax):														
Severance expense	—	—	—	—	1,198	0.04	540	0.02	1,928	0.06	—	—	1,928	0.06
Impairment loss on debt securities	—	—	39,875	1.23	—	—	—	—	—	—	39,875	1.23	—	—
(Gains) losses on investment securities	1,388	0.04	(124)	(0.00)	20,035	0.62	(322)	(0.01)	561	0.02	1,264	0.04	618	0.02
Derivative credit valuation adjustment	—	—	210	0.01	(306)	(0.01)	185	0.01	(44)	(0.00)	210	0.01	125	0.00
Legal settlement	—	—	—	—	157	0.00	—	—	—	—	—	—	—	—
Unrealized (gain) loss on loans held for sale	(223)	(0.01)	518	0.02	110	0.00	498	0.02	—	—	295	0.01	—	—
Loss on redemption of preferred stock	1,908	0.06	—	—	—	—	—	—	—	—	1,908	0.06	—	—
FDIC special assessment	—	—	—	—	—	—	—	—	138	0.00	—	—	518	0.02
Unrealized (gain) on equity method investments	—	—	—	—	(292)	(0.01)	—	—	(8,316)	(0.25)	—	—	(8,316)	(0.25)
Loan program termination fees	(772)	(0.02)	—	—	—	—	—	—	—	—	(772)	(0.02)	—	—
Core earnings	**$ 58,147**	**$ 1.80**	**$ 50,002**	**$ 1.54**	**$ 44,168**	**$ 1.36**	**$ 43,838**	**$ 1.34**	**$ 48,567**	**$ 1.49**	**$ 108,149**	**$ 3.33**	**$ 95,099**	**$ 2.90**
One-time non-interest expense items recorded in 2024 (after-tax):														
Deposit servicing fees prior to 2024	—	—	—	—	—	—	—	—	—	—	—	—	5,405	0.16
FDIC premiums prior to 2024	—	—	—	—	—	—	—	—	—	—	—	—	3,200	0.10
Non-income taxes prior to 2024	—	—	—	—	—	—	(2,457)	(0.07)	—	—	—	—	—	—
Total one-time non-interest expense items	—	—	—	—	—	—	(2,457)	(0.07)	—	—	—	—	8,605	0.26
Adjusted core earnings (adjusted for one-time non-interest expense items)	**$ 58,147**	**$ 1.80**	**$ 50,002**	**$ 1.54**	**$ 44,168**	**$ 1.36**	**$ 41,381**	**$ 1.26**	**$ 48,567**	**$ 1.49**	**$ 108,149**	**$ 3.33**	**$ 103,704**	**$ 3.16**

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

25

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

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Core Earnings and Adjusted Core Earnings - Customers Bancorp

(dollars in thousands, except per share data)	2024 USD	2024 Per share	2023 USD	2023 Per share	2022 USD	2022 Per share	2021 USD	2021 Per share	2020 USD	2020 Per share	2019 USD	2019 Per share
GAAP net income to common shareholders	$ 166,429	$ 5.09	$ 235,448	$ 7.32	$ 218,402	6.51	$ 300,134	8.91	$ 118,537	$ 3.74	$ 64,868	$ 2.05
Reconciling items (after tax):												
(Income) loss from discontinued operations	—	—	—	—	—	—	39,621	1.18	10,461	0.33	—	—
Severance expense	3,666	0.11	1,251	0.04	1,058	0.03	1,517	0.05	—	—	373	0.01
Impairments on fixed assets and leases	—	—	98	0.00	1,051	0.03	1,118	0.03	—	—	—	—
Merger and acquisition related expenses	—	—	—	—	—	—	320	0.01	1,038	0.03	76	—
Loss on sale of consumer installment loans	—	—	—	—	18,221	0.54	—	—	—	—	—	—
Loss on sale of capital call lines of credit	—	—	3,914	0.12	—	—	—	—	—	—	—	—
(Gains) losses on investment securities	20,331	0.62	407	0.01	18,926	0.56	(26,015)	(0.77)	(17,412)	(0.55)	(1,912)	(0.06)
Loss on sale of foreign subsidiaries	—	—	—	—	—	—	2,150	0.06	—	—	—	—
Loss on cash flow hedge derivative terminations	—	—	—	—	—	—	18,716	0.56	—	—	—	—
Derivative credit valuation adjustment	4	0.00	219	0.01	(1,243)	(0.04)	(1,285)	(0.04)	5,811	0.18	811	0.03
Risk participation agreement mark-to-market adjustment	—	—	—	—	—	—	—	—	(1,080)	(0.03)	—	—
Legal settlement	157	0.00	—	—	—	—	897	0.03	258	0.01	1,520	0.05
Unrealized (gain) loss on loans held for sale	608	0.02	—	—	—	—	—	—	1,913	0.06	—	—
Deposit relationship adjustment fees	—	—	—	—	—	—	4,707	0.14	—	—	—	—
Loss on redemption of preferred stock	—	—	—	—	—	—	2,820	0.08	—	—	—	—
Tax on surrender of bank-owned life insurance policies	—	—	4,141	0.13	—	—	—	—	—	—	—	—
FDIC special assessment	518	0.02	2,755	0.09	—	—	—	—	—	—	—	—
Unrealized (gain) on equity method investments	(8,608)	(0.26)	—	—	—	—	—	—	—	—	—	—
Loss upon acquisition of interest-only GNMA securities	—	—	—	—	—	0	—	—	—	—	5,682	0.18
Losses on sale of non-QM residential mortgage loans	—	—	—	—	—	0	—	—	—	—	595	0.02
Core earnings	**$ 183,105**	**$ 5.60**	**$ 248,233**	**$7.72**	**$ 256,415**	**$7.63**	**$ 344,700**	**$10.23**	**$ 119,526**	**$3.77**	**$ 72,013**	**$2.28**
One-time non-interest expense items recorded in 2024 (after-tax):												
Deposit servicing fees prior to 2024	5,405	0.17	—	—	—	—	—	—	—	—	—	—
FDIC premiums prior to 2024	3,200	0.10	—	—	—	—	—	—	—	—	—	—
Non-income taxes prior to 2024	(2,457)	(0.08)										
Total one-time non-interest expense items	6,148	0.19	—	—	—	—	—	—	—	—	—	—
Adjusted core earnings (adjusted for one-time non-interest expense items)	**$ 189,253**	**$ 5.78**	**$ 248,233**	**$7.72**	**$ 256,415**	**$7.63**	**$ 344,700**	**$10.23**	**$ 119,526**	**$3.77**	**$ 72,013**	**$2.28**

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

26

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

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Core Return on Average Assets and Adjusted Core Return on Average Assets - Customers Bancorp

(dollars in thousands except per share data)	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
GAAP net income	$ 60,939	$ 12,912	$ 26,915	$ 46,743	$ 58,085	$ 73,851	$ 107,811
Reconciling items (after tax):							
Severance expense	—	—	1,198	540	1,928	—	1,928
Impairment loss on debt securities	—	39,875	—	—	—	39,875	—
Legal settlement	—	—	157	—	—	—	—
(Gains) losses on investment securities	1,388	(124)	20,035	(322)	561	1,264	618
Derivative credit valuation adjustment	—	210	(306)	185	(44)	210	125
Unrealized (gain) loss on loans held for sale	(223)	518	110	498	—	295	—
FDIC special assessment	—	—	—	—	138	—	518
Unrealized (gain) on equity method investments	—	—	(292)	—	(8,316)	—	(8,316)
Loan program termination fees	(772)	—	—	—	—	(772)	—
Core net income	**$ 61,332**	**$ 53,391**	**$ 47,817**	**$ 47,644**	**$ 52,352**	**$ 114,723**	**$ 102,684**
One-time non-interest expense items recorded in 2024 (after-tax):							
Deposit servicing fees prior to 2024	—	—	—	—	—	—	5,405
FDIC premiums prior to 2024	—	—	—	—	—	—	3,200
Non-income taxes prior to 2024	—	—	—	(2,457)	—	—	—
Total one-time non-interest expense items	—	—	—	(2,457)	—	—	8,605
Core net income adjusted for one-time non-interest expense items	**$ 61,332**	**$ 53,391**	**$ 47,817**	**$ 45,187**	**$ 52,352**	**$ 114,723**	**$ 111,289**
Average total assets	$ 22,362,989	$ 22,314,963	$ 22,179,970	$ 21,230,404	$ 20,985,203	$ 22,339,108	$ 21,160,216
Core return on average assets	**1.10 %**	**0.97 %**	**0.86 %**	**0.89 %**	**1.00 %**	**1.04 %**	**0.98 %**
Adjusted core return on average assets (adjusted for one-time non-interest expense items.)	**1.10 %**	**0.97 %**	**0.86 %**	**0.85 %**	**1.00 %**	**1.04 %**	**1.06 %**

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

27

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

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Core Return on Average Common Equity and Adjusted Core Return on Average Common Equity - Customers Bancorp

						Six Months Ended June 30,	
(dollars in thousands except per share data)	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	2025	2024
GAAP net income to common shareholders	$ 55,846	$ 9,523	$ 23,266	$ 42,937	$ 54,300	$ 65,369	$ 100,226
Reconciling items (after tax):							
Severance expense	—	—	1,198	540	1,928	—	1,928
Impairment loss on debt securities	—	39,875	—	—	—	39,875	—
Legal settlement	—	—	157	—	—	—	—
(Gains) losses on investment securities	1,388	(124)	20,035	(322)	561	1,264	618
Derivative credit valuation adjustment	—	210	(306)	185	(44)	210	125
Loss on redemption of preferred stock	1,908	—	—	—	—	1,908	—
Unrealized (gain) loss on loans held for sale	(223)	518	110	498	—	295	—
FDIC special assessment	—	—	—	—	138	—	518
Unrealized (gain) on equity method investments	—	—	(292)	—	(8,316)	—	(8,316)
Loan program termination fees	(772)	—	—	—	—	(772)	—
Core earnings	**$ 58,147**	**$ 50,002**	**$ 44,168**	**$ 43,838**	**$ 48,567**	**$ 108,149**	**$ 95,099**
One-time non-interest expense items recorded in 2024 (after-tax):							
Deposit servicing fees prior to 2024	—	—	—	—	—	—	5,405
FDIC premiums prior to 2024	—	—	—	—	—	—	3,200
Non-income taxes prior to 2024	—	—	—	(2,457)	—	—	—
Total one-time non-interest expense items	—	—	—	(2,457)	—	—	8,605
Adjusted core earnings (adjusted for one-time non-interest expense items)	**$ 58,147**	**$ 50,002**	**$ 44,168**	**$ 41,381**	**$ 48,567**	**$ 108,149**	**$ 103,704**
Average total common shareholders' equity	$ 1,751,037	$ 1,730,910	$ 1,683,838	$ 1,636,242	$ 1,576,595	$ 1,741,029	$ 1,552,903
Core return on average common equity	**13.32 %**	**11.72 %**	**10.44 %**	**10.66 %**	**12.39 %**	**12.53 %**	**12.32 %**
Adjusted core return on average common equity (adjusted for one-time non-interest expense items)	**13.32 %**	**11.72 %**	**10.44 %**	**10.06 %**	**12.39 %**	**12.53 %**	**13.43 %**

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

28

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

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Core Pre-Tax Pre-Provision Net Income and ROAA and Adjusted Core Pre-Tax Pre-Provision Net Income and ROAA - Customers Bancorp

						Six Months Ended June 30,	
(dollars in thousands except per share data)	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	2025	2024
GAAP net income	$ 60,939	$ 12,912	$ 26,915	$ 46,743	$ 58,085	$ 73,851	$ 107,811
Reconciling items:							
Income tax expense	17,963	(1,024)	8,946	(725)	19,032	16,939	34,683
Provision (benefit) for credit losses	20,781	28,297	21,194	17,066	18,121	49,078	35,191
Provision (benefit) for credit losses on unfunded commitments	1,594	1,208	(664)	642	1,594	2,802	2,024
Severance expense	—	—	1,595	659	2,560	—	2,560
Impairment loss on debt securities	—	51,319	—	—	—	51,319	—
Legal settlement	—	—	209	—	—	—	—
(Gains) losses on investment securities	1,797	(160)	26,678	(394)	744	1,637	819
Derivative credit valuation adjustment	—	270	(407)	226	(58)	270	164
FDIC special assessment	—	—	—	—	183	—	683
Unrealized (gain) on equity method investments	—	—	(389)	—	(11,041)	—	(11,041)
Unrealized (gain) loss on loans held for sale	(289)	667	147	607	—	378	—
Loan program termination fees	(1,000)	—	—	—	—	(1,000)	—
Net income - pre-tax pre-provision	**$ 101,785**	**$ 93,489**	**$ 84,224**	**$ 64,824**	**$ 89,220**	**$ 195,274**	**$ 172,894**
One-time non-interest expense items recorded in 2024 (after-tax):							
Deposit servicing fees prior to 2024	—	—	—	—	—	—	7,106
FDIC premiums prior to 2024	—	—	—	—	—	—	4,208
Non-income taxes prior to 2024	—	—	—	(2,997)	—	—	—
Total one-time non-interest expense items	—	—	—	(2,997)	—	—	11,314
Adjusted core pre-tax pre-provision net income (adjusted for one-time non-interest expense items)	**$ 101,785**	**$ 93,489**	**$ 84,224**	**$ 61,827**	**$ 89,220**	**$ 195,274**	**$ 184,208**
Average total assets	$ 22,362,989	$ 22,314,963	$ 22,179,970	$ 21,230,404	$ 20,985,203	$ 22,339,108	$ 21,160,216
Core pre-tax pre-provision ROAA	**1.83 %**	**1.70 %**	**1.51 %**	**1.21 %**	**1.71 %**	**1.76 %**	**1.64 %**
Adjusted core pre-tax pre-provision ROAA (adjusted for one-time non-interest expense items)	**1.83 %**	**1.70 %**	**1.51 %**	**1.16 %**	**1.71 %**	**1.76 %**	**1.75 %**

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

29

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

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Core Efficiency Ratio and Adjusted Core Efficiency Ratio - Customers Bancorp

(dollars in thousands except per share data)	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
GAAP net interest income	$ 176,703	$ 167,446	$ 167,821	$ 158,545	$ 167,653	$ 344,149	$ 328,038
GAAP non-interest income (loss)	$ 29,606	$ (24,490)	$ (391)	$ 8,557	$ 31,037	$ 5,116	$ 52,268
(Gains) losses on investment securities	1,797	(160)	26,678	(394)	744	1,637	819
Derivative credit valuation adjustment	–	270	(407)	226	(58)	270	164
Unrealized (gain) on equity method investments	–	–	(389)	–	(11,041)	–	(11,041)
Unrealized (gain) loss on loans held for sale	(289)	667	147	607	–	378	–
Impairment loss on debt securities	–	51,319	–	–	–	51,319	–
Loan program termination fees	(1,000)	–	–	–	–	(1,000)	–
Core non-interest income	30,114	27,606	25,638	8,996	20,682	57,720	42,210
Core revenue	$ 206,817	$ 195,052	$ 193,459	$ 167,541	$ 188,335	$ 401,869	$ 370,248
GAAP non-interest expense	$ 106,626	$ 102,771	$ 110,375	$ 104,018	$ 103,452	$ 209,397	$ 202,621
Severance expense	–	–	(1,595)	(659)	(2,560)	–	(2,560)
FDIC special assessment	–	–	–	–	(183)	–	(683)
Legal settlement	–	–	(209)	–	–	–	–
Core non-interest expense	**$ 106,626**	**$ 102,771**	**$ 108,571**	**$ 103,359**	**$ 100,709**	**$ 209,397**	**$ 199,378**
One-time non-interest expense items recorded in 2024:							
Deposit servicing fees prior to 2024	–	–	–	–	–	–	(7,106)
FDIC premiums prior to 2024	–	–	–	–	–	–	(4,208)
Non-income taxes prior to 2024	–	–	–	2,997	–	–	–
Total one-time non-interest expense items	–	–	–	2,997	–	–	(11,314)
Adjusted core non-interest expense	**$ 106,626**	**$ 102,771**	**$ 108,571**	**$ 106,356**	**$ 100,709**	**$ 209,397**	**$ 188,064**
Core efficiency ratio (1)	**51.56 %**	**52.69 %**	**56.12 %**	**61.69 %**	**53.47 %**	**52.11 %**	**53.85 %**
Adjusted core efficiency ratio (adjusted for one-time non-interest expense items) (2)	**51.56 %**	**52.69 %**	**56.12 %**	**63.48 %**	**53.47 %**	**52.11 %**	**50.79 %**

1. Core efficiency ratio calculated as non-interest expense divided by core revenue
2. Adjusted core efficiency ratio calculated as adjusted core non-interest expense divided by core revenue

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

30

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

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Core Non-Interest Expense to Average Total Assets and Adjusted Core Non-Interest Expense to Average Total Assets- Customers Bancorp

(dollars in thousands except per share data)	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
GAAP non-interest expense	$ 106,626	$ 102,771	$ 110,375	$ 104,018	$ 103,452	$ 209,397	$ 202,621
Severance expense	—	—	(1,595)	(659)	(2,560)	—	(2,560)
FDIC special assessment	—	—	—	—	(183)	—	(683)
Legal settlement	—	—	(209)	—	—	—	—
Core non-interest expense	$ 106,626	$ 102,771	$ 108,571	$ 103,359	$ 100,709	$ 209,397	$ 199,378
One-time non-interest expense items recorded in 2024:							
Deposit servicing fees prior to 2024	—	—	—	—	—	—	(7,106)
FDIC premiums prior to 2024	—	—	—	—	—	—	(4,208)
Non-income taxes prior to 2024	—	—	—	2,997	—	—	—
Total one-time non-interest expense items	—	—	—	2,997	—	—	(11,314)
Adjusted core non-interest expense	**$ 106,626**	**$ 102,771**	**$ 108,571**	**$ 106,356**	**$ 100,709**	**$ 209,397**	**$ 188,064**
Average total assets	$ 22,362,989	$ 22,314,963	$ 22,179,970	$ 21,230,404	$ 20,985,203	$ 22,339,108	$ 21,160,216
Core Non-interest Expense to average assets	**1.91 %**	**1.87 %**	**1.95 %**	**1.94 %**	**1.93 %**	**1.89 %**	**1.89 %**
Adjusted core non-interest expense to average total assets (adjusted for one-time non-interest expense items)	**1.91 %**	**1.87 %**	**1.95 %**	**1.99 %**	**1.93 %**	**1.89 %**	**1.79 %**

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

31

32 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Common Equity to Tangible Assets - Customers Bancorp (dollars in thousands except per share data) Q2 2025 Q1 2025 Q4 2024 Q3 2024 Q2 2024 GAAP total shareholders' equity $ 1,863,558 $ 1,864,560 $ 1,836,683 $ 1,801,180 $ 1,746,865 Reconciling items: Preferred stock (82,201) (137,794) (137,794) (137,794) (137,794) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible common equity $ 1,777,728 $ 1,723,137 $ 1,695,260 $ 1,659,757 $ 1,605,442 GAAP Total assets $ 22,550,800 $ 22,423,044 $ 22,308,241 $ 21,456,082 $ 20,942,975 Reconciling items: Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible assets $ 22,547,171 $ 22,419,415 $ 22,304,612 $ 21,452,453 $ 20,939,346 Tangible common equity to tangible assets 7.9% 7.7% 7.6% 7.7% 7.7%

33 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Book Value per Common Share - Customers Bancorp (dollars in thousands except per share data) Q2 2025 Q1 2025 Q4 2024 Q3 2024 Q2 2024 GAAP total shareholders' equity $ 1,863,558 $ 1,864,560 $ 1,836,683 $ 1,801,180 $ 1,746,865 Reconciling Items: Preferred stock (82,201) (137,794) (137,794) (137,794) (137,794) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible common equity $ 1,777,728 $ 1,723,137 $ 1,695,260 $ 1,659,757 $ 1,605,442 Common shares outstanding 31,606,934 31,479,132 31,346,507 31,342,107 31,667,655 Tangible book value per common share $ 56.24 $ 54.74 $ 54.08 $ 52.96 $ 50.70

34 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Book Value per Common Share - Customers Bancorp (dollars in thousands except per share data) Q4 2024 Q4 2023 Q4 2022 Q4 2021 Q4 2020 Q4 2019 GAAP total shareholders' equity $ 1,836,683 $ 1,638,394 $ 1,402,961 $ 1,366,217 $ 1,117,086 $ 1,052,795 Reconciling Items: Preferred stock (137,794) (137,794) (137,794) (137,794) (217,471) (217,471) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,736) (14,298) (15,195) Tangible common equity $ 1,695,260 $ 1,496,971 $ 1,261,538 $ 1,224,687 $ 885,317 $ 820,129 Common shares outstanding 31,346,507 31,440,906 32,373,697 32,913,267 31,705,088 31,336,791 Tangible book value per common share $ 54.08 $ 47.61 $ 38.97 $ 37.21 $ 27.92 $ 26.17